EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Viking Systems, Inc., a Delaware corporation (the “Company”), do hereby certify, to such officers’ knowledge, that:

The annual report on Form 10-K/A for the year ended December 31, 2008 (the “Form 10-K/A”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: May 14, 2009
/s/ William C. Bopp
Chief Executive Officer
(Principal Executive Officer)

/s/ Robert Mathews
Robert Mathews
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)